Exhibit 99.1

SIGNATURE GROUP HOLDINGS, INC. ANNOUNCES ITS INTENTION TO HOLD ITS

ANNUAL MEETING OF SHAREHOLDERS IN MAY 2012

SHERMAN OAKS, Calif. – December 5, 2011– Signature Group Holdings, Inc. (the “Company” or “Signature”) (OTC Pink Sheets: SGGH), today announced that it plans to hold its annual meeting of shareholders in May 2012 (the “2012 Annual Meeting”). The exact date, time and location for the 2012 Annual Meeting will be provided to all shareholders in the Company’s proxy statement for the 2012 Annual Meeting (the “Proxy Statement”) in accordance with the Securities and Exchange Commission (“SEC”) proxy rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

“We are looking forward to hosting the Company’s first annual shareholder meeting as Signature and the first Company annual meeting since 2006,” said Craig Noell, Signature’s Chief Executive Officer. “I would like to extend a special thanks to the Signature team who has been working diligently and made significant progress in the Company’s effort to become current in its Exchange Act periodic reporting with the SEC, which will make this meeting possible.”

Shareholders who wish to include a proposal in the Proxy Statement pursuant to Rule 14a-8 of the Exchange Act should provide the appropriate information to the Company’s corporate secretary by January 27, 2012 in order to be considered by the Company for inclusion in the Proxy Statement. If a shareholder wishes to submit a proposal at the 2012 Annual Meeting outside of Rule 14a-8, then in order for such proposal to be considered timely for purposes of Rule 14a-4(c) under the Exchange Act (which rule relates to the circumstances under which a proxy appointment may confer discretionary authority upon a proxy to vote on certain matters), the proposal must be received by the Company’s corporate secretary by no later than January 27, 2012.

Noell continued, “We have tremendous opportunities and no small number of challenges ahead. Based on our recent progress, we anticipate filing our 2nd and 3rd quarter 10-Qs by year-end and we expect to timely file our 2011 Annual Report on Form 10-K next March. We look forward to meeting with our shareholders to update them on the progress we have made to reposition the Company for future growth.”

The Company’s ability to hold the 2012 Annual Meeting is dependent on the Company becoming current in its Exchange Act periodic reporting. Based upon the progress made as of the date hereof, the Company expects that: (i) it will become current in its Exchange Act periodic reporting with the filing of its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2011 and September 30, 2011 prior to the end of the year, and (ii) it will timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, although no assurance can be given that the Company will be able to file such reports in the aforementioned timeframe. More details about the Company’s plans are included in the Company’s Exchange Act reports.

ABOUT SIGNATURE GROUP HOLDINGS, INC.

Signature is a financial services company focused primarily on lending to and acquiring middle market companies. Signature’s lending business provides secured debt financing. The Company also makes strategic acquisitions of businesses and specialty assets. For more information about Signature, visit its corporate website at www.signaturegroupholdings.com.

CAUTIONARY STATEMENTS

This news release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon current expectations and beliefs of the Company. The Company does not undertake to update or revise forward-looking statements in this news release to reflect the impact of circumstances or events that arise after the date the forward-looking statements are made, except as required under applicable securities laws. No stock exchange or regulatory authority has approved or disapproved of the information contained herein.

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